UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 11, 2019 (January 9, 2019)
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Standby Purchase Agreement Amendment
As previously disclosed on Roadrunner Transportation Systems, Inc.’s (the “Company”) Form 8-K filed with the Securities and Exchange Commission on November 9, 2018, the Company entered into a Standby Purchase Agreement (the “SPA”) on November 8, 2018 with funds affiliated with Elliott Management Corporation (“Elliott”) pursuant to which Elliott agreed to backstop the Company’s contemplated rights offering to raise $450 million. Pursuant to the SPA, Elliott agreed to exercise its basic subscription right in full and purchase all unsubscribed shares of the Company’s common stock in the rights offering. The SPA had certain outside dates of January 31, 2019, including the requirement that the rights offering be closed by January 31, 2019. On January 10, 2019, the Company and Elliott entered into an amendment to the SPA (the “Amendment”) pursuant to which Elliott agreed to move the outside date and the required rights offering closing date from January 31, 2019 to March 1, 2019. The purpose of the Amendment extending the outside date is to accommodate the change in timing for the transaction due entirely to the partial government shutdown.
The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.48(A).
Investment Agreement Amendment
On January 9, 2019, the Company entered into Amendment No. 4 to Investment Agreement (the “Investment Agreement Amendment”), by and among the Company and Elliott Associates, L.P. and Brockdale Investments LP (collectively, the “Purchasers”), pursuant to which, among other things, the Company and the Purchasers agreed to extend the termination date under that certain Investment Agreement, dated as of March 1, 2018 (the “Investment Agreement”), by and among the Company and the Purchasers, from February 1, 2019 to March 2, 2019. As a result, pursuant to the Investment Agreement, as amended by the Investment Agreement Amendment, the Company may issue and sell to the Purchasers, and the Purchasers may purchase from the Company, on the terms and subject to the conditions set forth in the Investment Agreement (as amended), from time to time until March 2, 2019, the remaining 19,022 shares of the Company’s Series E-1 Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series E-1 Preferred Stock”), at a purchase price of $920 per share.
The foregoing description of the Investment Agreement Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investment Agreement Amendment, which is attached hereto as Exhibit 10.35(D).
ABL Facility Amendments
As described in Item 2.03 below, on January 9, 2019 and January 11, 2019, the Company entered into a Seventh Amendment to Credit Agreement and an Eighth Amendment to Credit Agreement, respectively, with BMO Harris Bank, N.A. and certain other lenders. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 9, 2019, the Company and certain of its subsidiaries entered into a Seventh Amendment to Credit Agreement (the “Seventh ABL Facility Amendment”) with BMO Harris Bank, N.A., as Administrative Agent and a Lender, JPMorgan Chase Bank N.A., as a Lender, and Wells Fargo Bank, N.A., as a Lender. Pursuant to the Seventh ABL Facility Amendment, the Company’s Credit Agreement, dated July 21, 2017, as previously amended on December 15, 2017, January 30, 2018 and March 14, 2018, August 3, 2018, September 19, 2018, and November 8, 2019, was further amended to, among other things: (i) extend the time period during which the Company is permitted to purchase Series E-1 Preferred Stock under the Investment Agreement (as amended) from January 31, 2019 to the earlier of (a) March 1, 2019 and (b) the occurrence of the rights offering; and (ii) extend the time date by which the Company is required to consummate the rights offering from January 31, 2019 to March 1, 2019.

On January 11, 2019, the Company and certain of its subsidiaries entered into an Eighth Amendment to Credit Agreement (the “Eighth ABL Facility Amendment” and together with the Seventh ABL Facility Amendment, the “ABL Facility Amendments”) with BMO Harris Bank, N.A., as Administrative Agent and a Lender, JPMorgan Chase Bank N.A., as a Lender, and Wells Fargo Bank, N.A., as a Lender. Pursuant to the Eighth ABL Facility Amendment, the Company’s Credit Agreement, dated July 21, 2017, as previously amended on December 15, 2017, January 30, 2018, March 14, 2018, August 3, 2018, September 19, 2018, November 8, 2018, and January 9, 2019, was further amended to, among other things, modify the definition of “Fixed Charge Trigger Period” to reduce the Adjusted Excess Availability requirements until the earlier of (i) the date that is 30 days from the Eighth Amendment Effective Date; and (ii) the Rights Offering Effective Date.
The foregoing description of the terms of the ABL Facility Amendments and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Seventh ABL Facility Amendment and Eighth ABL Facility Amendment, which are attached hereto as Exhibit 10.33(G) and Exhibit 10.33(H), respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K under the heading Investment Agreement Amendment is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.33(G)	Seventh Amendment to Credit Agreement, dated January 9, 2019, among Roadrunner Transportation Systems, Inc., BMO Harris Bank N.A., the Lenders (as defined therein) and the other parties thereto.
10.33(H)	Eighth Amendment to Credit Agreement, dated January 11, 2019, among Roadrunner Transportation Systems, Inc., BMO Harris Bank N.A., the Lenders (as defined therein) and the other parties thereto.
10.35(D)	Amendment No. 4 to Investment Agreement, dated as of January 9, 2019, by and among Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.
10.48(A)	Standby Purchase Agreement Amendment, dated as of January 10, 2019, by and among Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Elliott International, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: January 11, 2019	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer